Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Roger Dunfield, certify that:

1.	I have reviewed this report on Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended January 3, 2016of SMTC Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2016

/s/ Roger Dunfield
Roger Dunfield

Chief Financial Officer